UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 24, 2007

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

On October 24, 2007, Lee Enterprises, Incorporated issued a News Release reporting its revenue for the month of September 2007, for the fourth fiscal quarter ended September 30, 2007 and fiscal year ended September 30, 2007, and the effect of certain tax settlements. A copy of the News Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Lee Enterprises, Incorporated reports monthly, quarterly and year end revenues and tax settlements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: October 24, 2007	By:	/s/Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Lee Enterprises, Incorporated reports monthly, quarterly and year end revenues and tax settlements

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Exhibit 99.1

201 N. Harrison St.

Davenport, IA 52801

www.lee.net

NEWS RELEASE

Lee Enterprises reports September revenue and favorable tax settlements

DAVENPORT, Iowa (Oct. 24, 2007) — Lee Enterprises, Incorporated (NYSE: LEE), reported today that same property(1) advertising revenue, which was favorably affected by calendar changes, increased 8.4 percent in September compared with a year ago.

Because of period accounting, the September statistical period at the former Pulitzer operations included an extra week in 2007 compared with a year ago. The extra week resulted in additional September 2007 same property advertising revenue of $6.5 million and additional same property total revenue of $8.2 million. Excluding the extra week, same property advertising revenue decreased 0.7 percent and same property total revenue decreased 0.2 percent.

Because of calendar month accounting, the remainder of Lee’s operations, which account for about 61 percent of total revenue, recorded five Sundays in September 2007, compared with four a year ago. Sundays normally generate more print advertising revenue than any other day of the week. Online advertising revenue is not significantly affected by day exchanges.

TAX SETTLEMENTS WILL FAVORABLY AFFECT EARNINGS

The calendar changes will favorably influence Lee’s earnings for its fourth 2007 fiscal quarter and year, which are scheduled to be announced before market on Nov. 8.

Those earnings also will be improved by settlements of federal and state tax audits and other matters totaling $6.88 million, or about 15 cents per diluted common share.

Mary Junck, Lee chairman and chief executive officer, said: “While we’re still closing the books on fiscal 2007, we can report that, even in a less than stellar year, we’ve been able to lead the industry in revenue and audiences, drive strong cash flow and continue our rapid payback of debt. We expect net debt for 2007 to total $1.28 billion, a reduction of $135.7 million for the year.”

PERIOD ACCOUNTING

Through fiscal 2007, the former Pulitzer operations have used period accounting, which minimizes the effect of calendar changes, while the rest of Lee’s operations have used calendar accounting. Beginning in fiscal 2008, Lee will switch to period accounting for all of its operations. Period accounting uses one five-week “month” and two four-week “months” each quarter to facilitate year-over-year comparisons. Most of Lee’s peer companies use period accounting. Because the change will inhibit year-over-year comparisons in fiscal 2008, Lee plans to discontinue issuing monthly revenue statistics beginning with October results. Also because of the change from calendar accounting, most Lee properties will be on a 364-day year in fiscal 2008, compared with 365 in 2007.

SEPTEMBER REVENUE STATISTICS

On a same property basis, which excludes the impact of acquisitions and divestitures made in the current or prior year, combined print and online retail advertising increased 9.8 percent in September compared with a year ago and increased 0.5 percent year to date.

Pro forma(4) information excluding the 53rd week at the former Pulitzer properties is included in the text below and in the tables that follow this news release.

Excluding the extra week in 2007 at the former Pulitzer properties, combined print and online retail advertising revenue increased 0.4 percent for the period and decreased 0.3 percent for the fiscal year.

Combined print and online classified advertising revenue increased 7.7 percent for the month and decreased 0.5 percent year to date, with employment up 20.6 percent for the month and up 6.8 percent year to date, automotive down 4.5 percent for the month and down 5.7 percent year to date, and real estate up 0.4 percent for the month and down 5.8 percent year to date. Excluding the extra week at the former Pulitzer properties, combined print and online classified revenue declined 0.8 percent for the period and 1.2 percent for the fiscal year. Employment was up 12.0 percent for the period and up 6.1 percent for the year. Automotive was down 12.0 percent for the period and down 6.4 percent for the year. Real estate was down 6.6 percent for the period and down 6.4 percent for the year.

National advertising revenue increased 10.0 percent for the month and declined 5.1 percent year to date. Excluding the extra week at the former Pulitzer properties, national advertising revenue decreased 5.7 percent for the period and decreased 6.2 percent for the year.

Circulation revenue increased 8.7 percent for the month and decreased 0.7 percent year to date. Excluding the extra week at the former Pulitzer properties, circulation declined 0.7 percent for the period and declined 1.4 percent for the year.

Total same property operating revenue in September increased 8.8 percent for the month and decreased 0.2 percent year to date compared with a year ago. Excluding the extra week at the former Pulitzer properties, total same property operating revenue declined 0.2 percent for the period and declined 0.9 percent for the year.

Including the effect of acquisitions and divestitures, total operating revenue increased 8.7 percent for the month and decreased 0.1 percent year to date. Excluding the extra week in 2007 at the former Pulitzer properties, the comparison with a year ago was down 0.2 percent for the period and down 0.8 percent year for the year.

ABOUT LEE

Lee Enterprises is a premier provider of local news, information and advertising in primarily midsize markets, with 51 daily newspapers and a joint interest in five others, rapidly growing online sites and more than 300 weekly newspapers and specialty publications in 23 states. Lee’s newspapers have circulation of 1.7 million daily and 1.9 million Sunday, reaching more than four million readers daily. Lee’s online sites attract more than 11 million unique visitors monthly, and Lee’s weekly publications are distributed to more than 4.5 million households. Lee’s newspaper markets include St. Louis, Mo.; Lincoln, Neb.; Madison, Wis.; Davenport, Iowa; Billings, Mont.; Bloomington, Ill.; Tucson, Ariz.; and Napa, Calif. Lee stock is traded on the New York Stock Exchange under the symbol LEE. For more information about Lee, please visit www.lee.net.

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LEE ENTERPRISES, INCORPORATED Revenue and Statistical Summary (Unaudited)

OPERATING REVENUE FOR SEPTEMBER

	As reported, including 5 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 5th week in 2007 at former Pulitzer properties

(Thousands)	2007	2006	%	2007	2006	%

Advertising revenue:
Retail	$40,263	$37,149	8.4%	$36,944	$37,149	(0.6)%
National	4,249	3,863	10.0	3,642	3,863	(5.7)
Classified:
Daily newspapers:
Employment	7,272	7,243	0.4	6,802	7,243	(6.1)
Automotive	4,783	5,122	(6.6)	4,334	5,122	(15.4)
Real estate	5,163	5,320	(3.0)	4,778	5,320	(10.2)
All other	3,725	3,307	12.6	3,428	3,307	3.7
Other publications	4,373	3,981	9.8	3,927	3,981	(1.4)

Total classified revenue	25,316	24,973	1.4	23,269	24,973	(6.8)
Online	5,709	3,369	69.5	5,214	3,369	54.8
Niche publications	1,630	1,824	(10.6)	1,595	1,824	(12.6)

Total advertising revenue	77,167	71,178	8.4	70,664	71,178	(0.7)
Circulation	18,189	16,737	8.7	16,622	16,737	(0.7)
Commercial printing	1,312	1,364	(3.8)	1,237	1,364	(9.3)
Online services and other	2,591	1,959	32.3	2,533	1,959	29.3

Total same property revenue	99,259	91,238	8.8	91,056	91,238	(0.2)
Acquisitions & divestitures	339	379	NM	339	379	NM

Total operating revenue	$99,598	$91,617	8.7%	$91,395	$91,617	(0.2)%

SELECTED COMBINED PRINT AND ONLINE ADVERTISING REVENUE

	As reported, including 5 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 5th week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Retail	$40,347	$36,760	9.8%	$36,924	$36,760	0.4%

Classified:
Employment	10,946	9,079	20.6%	10,172	9,079	12.0%
Automotive	6,322	6,622	(4.5)	5,825	6,622	(12.0)
Real estate	6,936	6,906	0.4	6,453	6,906	(6.6)
Other	6,737	6,124	10.0	6,053	6,124	(1.2)

Total classified revenue	$30,941	$28,731	7.7%	$28,503	$28,731	(0.8)%

REVENUE BY REGION

	As reported, including 5 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 5th week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Midwest	$61,303	$54,840	11.8%	$54,716	$54,840	(0.2)%
Mountain West	18,092	16,957	6.7	17,662	16,957	4.2
West	12,716	12,620	0.8	11,530	12,620	(8.6)
East/other	7,148	6,821	4.8	7,148	6,821	4.8

Total	$99,259	$91,238	8.8%	$91,056	$91,238	(0.2)%

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DAILY NEWSPAPER ADVERTISING VOLUME

	As reported, including 5 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 5th week in 2007 at former Pulitzer properties

(Thousands of inches, Same property)	2007	2006	%	2007	2006	%

Retail	1,204	1,136	6.0%	1,105	1,136	(2.7)%
National	53	57	(7.0)	47	57	(17.5)
Classified	1,482	1,479	0.2	1,359	1,479	(8.1)

Total	2,739	2,672	2.5%	2,511	2,672	(6.0)%

LEE ENTERPRISES, INCORPORATED Revenue and Statistical Summary (Unaudited)

OPERATING REVENUE FOR SEPTEMBER QUARTER

	As reported, including 14 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 14th week in 2007 at former Pulitzer properties

(Thousands)	2007	2006	%	2007	2006	%

Advertising revenue:
Retail	$112,579	$110,402	2.0%	$109,260	$110,402	(1.0)%
National	12,072	12,228	(1.3)	11,465	12,228	(6.2)
Classified:
Daily newspapers:
Employment	21,366	23,649	(9.7)	20,896	23,649	(11.6)
Automotive	14,247	16,203	(12.1)	13,798	16,203	(14.8)
Real estate	15,222	16,947	(10.2)	14,837	16,947	(12.5)
All other	10,713	10,113	5.9	10,416	10,113	3.0
Other publications	12,833	12,072	6.3	12,387	12,072	2.6

Total classified revenue	74,381	78,984	(5.8)	72,334	78,984	(8.4)
Online	16,616	10,401	59.8	16,121	10,401	55.0
Niche publications	4,117	4,279	(3.8)	4,082	4,279	(4.6)

Total advertising revenue	219,765	216,294	1.6	213,262	216,294	(1.4)
Circulation	52,052	51,570	0.9	50,485	51,570	(2.1)
Commercial printing	4,168	4,122	1.1	4,093	4,122	(0.7)
Online services and other	7,198	6,487	11.0	7,140	6,487	10.1

Total same property revenue	283,183	278,473	1.7	274,980	278,473	(1.3)
Acquisitions & divestitures	953	1,196	NM	953	1,196	NM

Total operating revenue	$284,136	$279,669	1.6%	$275,933	$279,669	(1.3)%

SELECTED COMBINED PRINT AND ONLINE ADVERTISING REVENUE

	As reported, including 14 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 14th week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Retail	$112,661	$108,861	3.5%	$109,238	$108,861	0.3%

Classified:
Employment	32,241	29,633	8.8	31,467	29,633	6.2
Automotive	18,941	20,421	(7.2)	18,444	20,421	(9.7)
Real estate	20,139	21,625	(6.9)	19,656	21,625	(9.1)
Other	19,594	19,247	1.8	18,910	19,247	(1.8)

Total classified revenue	$90,915	$90,926	-%	$88,477	$90,926	(2.7)%

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REVENUE BY REGION

	As reported, including 14 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 14th week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Midwest	$173,007	$169,712	1.9%	$166,420	$169,712	(1.9)%
Mountain West	52,500	50,293	4.4	52,070	50,293	3.5
West	36,946	38,858	(4.9)	35,760	38,858	(8.0)
East/other	20,730	19,610	5.7	20,730	19,610	5.7

Total	$283,183	$278,473	1.7%	$274,980	$278,473	(1.3)%

DAILY NEWSPAPER ADVERTISING VOLUME

	As reported, including 14 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 14th week in 2007 at former Pulitzer properties

(Thousands of inches, Same property)	2007	2006	%	2007	2006	%

Retail	3,373	3,399	(0.8)%	3,274	3,399	(3.7)%
National	149	162	(8.0)	143	162	(11.7)
Classified	4,326	4,653	(7.0)	4,203	4,653	(9.7)

Total	7,848	8,214	(4.5)%	7,620	8,214	(7.2)%

LEE ENTERPRISES, INCORPORATED
Revenue and Statistical Summary
(Unaudited)

OPERATING REVENUE FOR FISCAL YEAR

	As reported, including 53 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 53rd week in 2007 at former Pulitzer properties

(Thousands)	2007	2006	%	2007	2006	%

Advertising revenue:
Retail	$459,012	$463,898	(1.1)%	$455,693	$463,898	(1.8)%
National	54,900	57,869	(5.1)	54,293	57,869	(6.2)
Classified:
Daily newspapers:
Employment	82,358	90,508	(9.0)	81,888	90,508	(9.5)
Automotive	55,437	60,953	(9.0)	54,988	60,953	(9.8)
Real estate	59,078	63,801	(7.4)	58,693	63,801	(8.0)
All other	39,616	39,218	1.0	39,319	39,218	0.3
Other publications	48,427	45,818	5.7	47,981	45,818	4.7

Total classified revenue	284,916	300,298	(5.1)	282,869	300,298	(5.8)
Online	56,324	35,771	57.5	55,829	35,771	56.1
Niche publications	16,351	16,580	(1.4)	16,316	16,580	(1.6)

Total advertising revenue	871,503	874,416	(0.3)	865,000	874,416	(1.1)
Circulation	204,311	205,677	(0.7)	202,744	205,677	(1.4)
Commercial printing	16,609	16,931	(1.9)	16,534	16,931	(2.3)
Online services and other	31,338	28,618	9.5	31,280	28,618	9.3

Total same property revenue	1,123,761	1,125,642	(0.2)	1,115,558	1,125,642	(0.9)
Acquisitions & divestitures	3,900	3,006	NM	3,900	3,006	NM

Total operating revenue	$1,127,661	$1,128,648	(0.1)%	$1,119,458	$1,128,648	(0.8)%

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SELECTED COMBINED PRINT AND ONLINE ADVERTISING REVENUE

	As reported, including 53 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 53rd week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Retail	$459,259	$457,149	0.5%	$455,836	$457,149	(0.3)%

Classified:
Employment	117,688	110,167	6.8	116,914	110,167	6.1
Automotive	73,040	77,490	(5.7)	72,543	77,490	(6.4)
Real estate	76,679	81,378	(5.8)	76,196	81,378	(6.4)
Other	73,586	73,783	(0.3)	72,902	73,783	(1.2)

Total classified revenue	$340,993	$342,818	(0.5)%	$338,555	$342,818	(1.2)%

REVENUE BY REGION

	As reported, including 53 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 53rd week in 2007 at former Pulitzer properties

(Thousands, Same property)	2007	2006	%	2007	2006	%

Midwest	$688,937	$694,027	(0.7)%	$682,350	$694,027	(1.7)%
Mountain West	202,815	197,377	2.8	202,385	197,377	2.5
West	147,797	153,106	(3.5)	146,611	153,106	(4.2)
East/other	84,212	81,132	3.8	84,212	81,132	3.8

Total	$1,123,761	$1,125,642	(0.2)%	$1,115,558	$1,125,642	(0.9)%

DAILY NEWSPAPER ADVERTISING VOLUME

	As reported, including 53 weeks in 2007 at former Pulitzer properties			Pro forma, excluding 53rd week in 2007 at former Pulitzer properties

(Thousands of inches, Same property)	2007	2006	%	2007	2006	%

Retail	13,441	13,723	(2.1)%	13,342	13,723	(2.8)%
National	678	778	(12.9)	672	778	(13.6)
Classified	16,125	16,925	(4.7)	16,002	16,925	(5.5)

Total	30,244	31,426	(3.8)%	30,016	31,426	(4.5)%

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NOTES:

(1)

Same property comparisons exclude acquisitions and divestitures made in the current and prior year. Same property revenue also excludes Lee’s 50% ownership in Madison and Tucson, which are reported using the equity method of accounting.

(2)

Because of period accounting, the 2007 September statistical period and fiscal year included an additional week at the former Pulitzer properties. At the rest of Lee’s enterprises, the month had one more Sunday and one fewer Friday than the prior period. The fiscal year had one more Sunday and one fewer Saturday than in 2006.

(3)

Certain amounts as previously reported have been reclassified to conform with the current period presentation. The prior period has been restated for comparative purposes, and the reclassifications have no impact on earnings.

(4)

Pro forma information excluding the 53rd week at the former Pulitzer properties is a non-GAAP financial measure. The pro forma information is intended to provide investors with a sense of what the revenue results would have been in each period presented without the 53rd week compared with a year ago. Revenue for the 53rd week is equal to the difference between the as-reported, GAAP amount and the pro forma amount.

(5)	The Company's fiscal year ended Sept. 30.
(6)	The Company disclaims responsibility for updating information beyond the release date.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company's current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, energy costs, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships, increased capital and other costs and other risks detailed from time to time in the Company’s publicly filed documents, including the Company Annual Report on Form 10-K for the year ended September 30, 2006. The words “may,” “will,” “would,” “could,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “considers” and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

Contact: dan.hayes@lee.net, (563) 383-2100

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